EXHIBIT 24

POWER OF ATTORNEY

          The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES, or ALEX J. DEYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 27, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ M. Shân Atkins

Print Name:	M. Shân Atkins

Title:	Director, Spartan Stores, Inc.

Date:	April 6, 2010

POWER OF ATTORNEY

          The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES, or ALEX J. DEYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 27, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Frank M. Gambino

Print Name:	Frank M. Gambino

Title:	Director

Date:	April 16, 2010

POWER OF ATTORNEY

          The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES, or ALEX J. DEYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 27, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Elizabeth A. Nickels

Print Name:	Elizabeth A. Nickels

Title:	Director

Date:	April 18, 2010

POWER OF ATTORNEY

          The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES, or ALEX J. DEYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 27, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Timothy J. O'Donovan

Print Name:	Timothy J. O'Donovan

Title:	Director

Date:	April 8, 2010

POWER OF ATTORNEY

          The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES, or ALEX J. DEYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 27, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ James F. Wright

Print Name:	James F. Wright

Title:	Chairman and CEO

Date:	April 5, 2010

POWER OF ATTORNEY

          The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES, or ALEX J. DEYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 27, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Frederick J. Morganthall II

Print Name:	Frederick J. Morganthall II

Title:	Board Member

Date:	April 6, 2010

POWER OF ATTORNEY

          The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES, or ALEX J. DEYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 27, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Craig C. Sturken

Print Name:	Craig C. Sturken

Title:	Executive Chairman

Date:	May 12, 2010